UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K/A
(Amendment No. 1)
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 16, 2024
_____________________________________________
Iridium Communications Inc.
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard
Suite 1400
McLean, VA 22102
(Address of principal executive offices)

703-287-7400
(Registrant’s telephone number, including area code)
_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Iridium Communications Inc. (the “Company”) with the Securities and Exchange Commission on August 21, 2024 (the “Original Form 8-K”). The sole purpose of this Amendment is to update the disclosure under “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Original Form 8-K to (i) include additional disclosure regarding compensation arrangements for Vincent J. O’Neill in connection with his appointment as the Company’s Chief Financial Officer that were not determined or available at the time of the Original Form 8-K and (ii) clarify that, notwithstanding their termination of service as executive officers as of December 31, 2024, certain employees of the Company will remain eligible to receive their 2024 annual bonus payments and to receive vesting of equity awards that are otherwise scheduled to vest on March 1, 2025. No other changes are being made to the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original Form 8-K, on August 16, 2024, Thomas J. Fitzpatrick, currently the Chief Financial Officer and Chief Administrative Officer of the Company, notified the Board of Directors (the “Board”) of the Company of his decision to retire from those positions, effective at the close of business on December 31, 2024. In connection therewith, on August 21, 2024, the Company announced the promotion and appointment of Mr. O’Neill to the role of Chief Financial Officer, effective as of January 1, 2025 (the “Effective Date”).

Vincent O’Neill Employment Agreement

On December 27, 2024, Mr. O’Neill and the Company entered into an employment agreement, effective as of the Effective Date. The employment agreement provides for an initial annual base salary of $410,000, subject to increase by the Board or Compensation Committee of the Board (the “Compensation Committee”). Mr. O’Neill will be eligible to earn an annual incentive bonus, with a target bonus equal in value to 65% of his then-current base salary, with the actual amount of the bonus determined by the Compensation Committee and based upon performance goals set by such committee for the year.

Subject to approval by the Compensation Committee, Mr. O’Neill will be eligible to receive a long-term incentive grant with an aggregate grant date fair value of $1,500,000. Such award, if approved, will be granted on or about March 1, 2025, which is the typical grant date for long-term equity grants to the Company’s executive officers. The long-term incentive grant is expected to be comprised 50% of time-based restricted stock units and 50% performance-based restricted stock units.

Mr. O’Neill will also be eligible to participate in the Company’s employee benefit plans made available to other executive officers.

In his employment agreement, Mr. O’Neill has agreed not to compete with the Company or solicit its employees for alternative employment during his employment with the Company and for a period of one year after termination of his employment for any reason.

Mr. O’Neill’s employment agreement provides for payments upon specified terminations of his employment. In the event that the Company terminates O’Neill’s employment without cause, or Mr. O’Neill terminates his employment for good reason (as these terms are defined in his employment agreement), he will be entitled to receive a sum equal to (i) one times his then-current base salary paid in equal installments on the Company’s normal payroll schedule over the 12-month period following termination and (ii) an amount equal to his then-current target bonus, pro-rated for the portion of the year that he was employed by the Company and paid in equal installments on the Company’s normal payroll schedule over the 12-month period following termination. He will also receive a lump sum payment within 60 calendar days of termination in the amount of the monthly COBRA premium to continue his coverage at the same level in effect at termination, multiplied by 12, regardless of whether he or his dependents elect COBRA continuation coverage. In the event that such termination occurs within the period commencing one month before the effective date of a change in control and ending on the date that is 12 months after the effective date of a change in control (as defined in the Company’s 2015 equity incentive plan), then (i) the cash severance amounts described above shall be paid to him in a single lump sum, (ii) in addition to such cash severance payment, the bonus amount described above shall not be pro-rated, (iii) 100% of his then-outstanding time-based vesting equity awards will become vested and exercisable, and shall remain exercisable, as applicable, pursuant to the terms of the applicable equity award agreements, and (iv) his then-outstanding performance-based vesting equity awards will continue to be governed in all respects by the terms of the applicable equity award agreements.

The foregoing summary of Mr. O’Neill’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2024.

Payment of Annual Bonuses and Vesting of Equity Awards

As previously reported in the Original Form 8-K, both Mr. Fitzpatrick and Bryan Hartin, the Company’s Executive Vice President, Sales and Marketing, will retire as executive officers as of the close of business on December 31, 2024. Mr. Fitzpatrick will continue his service on the Company’s Board of Directors, and Mr. Hartin has agreed to be available as needed for transition purposes through at least mid-March 2025. Accordingly, Mr. Fitzpatrick and Mr. Hartin will be eligible to receive their respective annual 2024 bonus payments in March 2025 on the same terms as for other current executive officers of the Company, and the last installment of their respective March 2021 restricted stock unit awards will vest as scheduled on March 1, 2025. Their remaining unvested restricted stock unit awards, granted in 2022, 2023 and 2024, will vest in accordance with their respective terms, giving effect to the company-wide “sum of 70” provision in the awards that provides for acceleration of vesting upon a qualified retirement and, in the case of performance-based restricted stock units, upon the achievement of the performance metrics specified in the awards. Mr. Fitzpatrick will be eligible to participate in the Company’s non-employee director compensation program beginning on January 1, 2025, on the same terms as the Company’s other non-employee directors but will not receive any additional compensation for services other than as a director of the Company. Other than as described above, Mr. Hartin will not receive additional compensation for his transition services following his retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IRIDIUM COMMUNICATIONS INC.

Date: December 31, 2024                     By:    /s/ Kathleen A. Morgan
                                 Name:     Kathleen A. Morgan
                                 Title:     Chief Legal Officer